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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2018

Quad/Graphics, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation)	001-34806 (Commission File Number)	39-1152983 (IRS Employer Identification No.)

N61 W23044 Harry's Way, Sussex, Wisconsin 53089-3995
(Address of principal executive offices, including zip code)

(414) 566-6000
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

Merger Agreement

        On October 30, 2018, Quad/Graphics, Inc. ("Quad/Graphics"), LSC Communications, Inc. ("LSC") and QLC Merger Sub, Inc., a direct wholly-owned subsidiary of Quad/Graphics ("Merger Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which, subject to satisfaction or waiver of the conditions therein, Merger Sub will merge with and into LSC (the "Merger"), with LSC being the surviving company and becoming a wholly-owned subsidiary of Quad/Graphics.

        Subject to the terms of the Merger Agreement, which has been approved by the boards of directors of Quad/Graphics and LSC, at the effective time of the Merger (the "Effective Time"), each share of LSC common stock issued and outstanding immediately prior to the Effective Time will be converted into the right to receive 0.625 shares of Quad/Graphics class A common stock ("Quad Class A Stock"), without interest (the "Merger Consideration"), subject to adjustment as provided in the Merger Agreement.

        At the Effective Time, (i) each outstanding option to purchase LSC common stock, whether or not exercisable, shall be converted into options to purchase Quad Class A Stock, (ii) each restricted share of LSC common stock (i.e., shares subject to vesting, performance or similar conditions) will be accelerated and converted into the right to receive the Merger Consideration, (iii) each LSC performance stock unit shall be converted into the right to receive the Merger Consideration, subject to the determination of certain performance achievement metrics in accordance with the Merger Agreement and (iv) each outstanding share of LSC phantom stock shall be converted into an amount in cash equal to the closing price of the Quad Class A Stock on the closing date multiplied by the exchange ratio. In addition, at the Effective Time, each LSC restricted stock unit granted prior to the date of the Merger Agreement will be accelerated in full and converted into the right to receive the Merger Consideration and each LSC restricted stock unit granted after the date of the Merger Agreement (in accordance with the terms of the Merger Agreement) will be converted into a restricted stock unit denominated in shares of Quad Class A Stock at the same rate as the conversion of LSC common stock into the Merger Consideration.

        Quad/Graphics has agreed to increase the size of its board of directors immediately following the closing of the Merger in order to cause two current members of the LSC board of directors, which directors will be mutually agreed upon by Quad/Graphics and LSC, at the direction of the trustees of the Quad/Graphics Voting Trust, to be appointed to the Quad/Graphics board of directors.

        The Merger Agreement contains customary representations, warranties and covenants of LSC and Quad/Graphics, including, among others, (i) covenants by both parties to use reasonable best efforts to obtain governmental and regulatory approvals, (ii) covenants by LSC to conduct its business in the ordinary course during the interim period between the execution of the Merger Agreement and the consummation of the Merger and not to take certain kinds of actions during such period and (iii) covenants by Quad/Graphics to take certain efforts to obtain financing in order to pay off LSC's existing credit facility and senior notes in connection with the Merger. Quad/Graphics has obtained committed debt financing from JPMorgan Chase Bank, N.A., which, combined with cash on hand, will enable Quad/Graphics to pay off LSC's existing credit facility and senior notes. The completion of the Merger is not subject to a financing condition.

        LSC has also agreed not to solicit proposals relating to alternative business combination transactions or, subject to certain exceptions that permit LSC's board of directors to comply with its fiduciary duties, enter into discussions concerning, or furnish non-public information in connection with, any proposals for alternative business combination transactions.

        The board of directors of LSC has adopted resolutions approving the Merger Agreement and recommending the adoption of the Merger Agreement by LSC's stockholders and has agreed to hold a stockholder meeting to consider and vote upon the adoption of the Merger Agreement. The board of directors of Quad/Graphics has adopted resolutions approving the Merger Agreement and recommending the approval of the issuance of Quad Class A Stock in the Merger to its shareholders and has agreed to hold a shareholder meeting to consider and vote upon the approval of the issuance of Quad Class A Stock in the Merger.

        The Merger is conditioned upon, among other things, (i) adoption of the Merger Agreement by the stockholders of LSC, (ii) approval of the issuance of Quad Class A Stock in the Merger by the shareholders of Quad/Graphics, (iii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and any authorizations, consents, orders, approvals, filings and declarations under certain antitrust laws have been obtained and (iv) the effectiveness of the registration statement on Form S-4 to be filed with the Securities and Exchange Commission (the "SEC") with respect to the shares of Quad Class A Stock to be issued pursuant to the Merger, as well as other customary conditions.

        The obligation of each party to consummate the Merger is also conditioned upon the other party's representations and warranties being true and correct (subject to certain materiality exceptions) and the other party having performed in all material respects its obligations under the Merger Agreement.

        The Merger Agreement contains certain termination rights for both Quad/Graphics and LSC, including if the Merger is not consummated by October 30, 2019. The Merger Agreement provides that, upon termination of the Merger Agreement under specified circumstances, LSC must pay Quad/Graphics a termination fee in an amount equal to $12.5 million plus reimburse Quad/Graphics for up to $2.0 million in expenses related to the Merger Agreement and the transactions contemplated thereby. In addition, the Merger Agreement provides that, upon termination of the Merger Agreement under specified circumstances related to the failure of the parties to obtain regulatory approval for the Merger, Quad/Graphics must pay a reverse termination fee in an amount equal to $45 million.

        The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2 hereto and is hereby incorporated into this report by reference. The Merger Agreement, which has been included to provide investors with information regarding its terms and is not intended to provide any other factual information about LSC or Quad/Graphics or Merger Sub, contains representations and warranties of each of LSC and Quad/Graphics and Merger Sub. The assertions embodied in those representations and warranties were made for purposes of the Merger Agreement and are subject to qualifications and limitations agreed to by the respective parties in connection with negotiating the terms of the Merger Agreement, including information contained in confidential disclosure schedules that the parties exchanged in connection with entering into the Merger Agreement. Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, as they were made only as of a specific date and are modified in important part by the underlying disclosure schedules. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from what might be viewed as material to shareholders or may have been used for purposes of allocating risk between the respective parties rather than establishing matters of fact.

Voting Agreement

        Simultaneously with the execution of the Merger Agreement, the trustees of the Quad/Graphics Voting Trust (the "Trustees") entered a Voting and Support Agreement with LSC (the "Voting Agreement") pursuant to which the Trustees have agreed, among other things, to vote the shares of Quad Class A Stock and class B common stock held by the Quad/Graphics Voting Trust for the approval of the issuance of Quad Class A Stock in the Merger and against certain transactions involving Quad/Graphics that would potentially impede the completion of the Merger. The Quad/Graphics Voting Trust currently controls approximately 73% of the total voting power of the Quad Class A Stock and the class B common stock. The Voting Agreement terminates upon the earlier to occur of (i) the Effective Time and (ii) the termination of the Merger Agreement in accordance with its terms. The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the Voting Agreement, a copy of which is filed as Exhibit 99 hereto and is hereby incorporated into this report by reference.

* * *

Forward-Looking Statements

        This communication contains certain forward-looking statements with respect to the financial condition, results of operations and business of Quad/Graphics and the combined businesses of Quad/Graphics and LSC Communications and certain plans and objectives of Quad/Graphics with respect thereto, including the expected benefits of the proposed merger transaction. These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. Forward-looking statements often use words such as "anticipate", "target", "expect", "estimate", "intend", "plan", "goal", "believe", "hope", "aim", "continue", "will", "may", "would", "could" or "should" or other words of similar meaning or the negative thereof. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to: (1) the ability to complete the proposed transaction between Quad/Graphics and LSC Communications on the anticipated terms and timetable; (2) the ability to obtain approval by the shareholders of Quad/Graphics and the stockholders of LSC Communications related to the proposed transaction and the ability to satisfy various other conditions to the closing of the proposed transaction contemplated by the merger agreement; (3) the ability to obtain governmental approvals of the proposed transaction on the proposed terms and schedule, and any conditions imposed on the combined entities in connection with consummation of the proposed transaction; (4) the risk that the cost savings and any other synergies from the proposed transaction may not be fully realized or may take longer to realize than expected; (5) disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers; (6) risks relating to any unforeseen liabilities of LSC Communications or Quad/Graphics; (7) consumer demand for our products; (8) our ability to manage disruptions in credit markets or changes to our credit rating; (9) the success or timing of completion of ongoing or anticipated capital or maintenance projects; (10) the reliability of processing units and other equipment; (11) business strategies, growth opportunities and expected investment; (12) the adequacy of our capital resources and liquidity, including but not limited to, availability of sufficient cash flow to execute our business plans, including within the expected timeframe; (13) the effect of restructuring or reorganization of business components; (14) the potential effects of judicial or other proceedings on our businesses, financial condition, results of operations and cash flows; (15) continued or further volatility in and/or degradation of general economic, market, industry or business conditions; (16) the anticipated effects of actions of third parties such as competitors, activist investors or federal, foreign, state or local regulatory authorities or plaintiffs in litigation; (17) the ability to implement integration plans for the proposed transaction, including with respect to sales forces, cost containment, asset realization, systems integration and other key strategies; (18) the risk that the anticipated tax treatment of the proposed transaction is not obtained; (19) unexpected costs, charges or expenses resulting from the proposed transaction (20) the impact of adverse market conditions or other similar risks to those identified herein affecting Quad/Graphics and LSC Communications and (21) the factors set forth under the heading "Risk Factors" in Quad/Graphics' and LSC Communications' respective Annual Reports on Form 10-K for the year ended December 31, 2017, filed with SEC, as may be amended or supplemented in subsequently filed Quarterly Reports on Form 10-Q. These forward-looking statements are based on numerous assumptions and assessments made by Quad/Graphics in light of its experience and perception of historical trends, current conditions, business strategies, operating environment, future developments and other factors that it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this communication could cause actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this communication are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this communication. Quad/Graphics does not assume any obligation to update the information contained in this communication (whether as a result of new information, future events or otherwise), except as required by applicable law. A further list and description of risks and uncertainties can be found in Quad/Graphics's Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and in its reports filed on Form 10-Q and Form 8-K.

Additional Information and Where to Find It

        The proposed transaction involving Quad/Graphics and LSC Communications will be submitted to the holders of class A and class B common stock of Quad/Graphics and to the holders of common stock of LSC Communications for their consideration. In connection with the proposed transaction, Quad/Graphics will prepare a registration statement on Form S-4 that will include a joint proxy statement/prospectus to be filed with the Securities and Exchange Commission (the "SEC"), and each of Quad/Graphics and LSC Communications will mail the joint proxy statement/prospectus to their respective shareholders and file other documents regarding the proposed transaction with the SEC. Quad/Graphics urges investors and shareholders to read the joint proxy statement/prospectus when it becomes available, as well as other documents filed with the SEC, because they will contain important information. Investors and shareholders will be able to obtain the registration statement containing the joint proxy statement/prospectus and other documents free of charge at the SEC's web site, http://www.sec.gov, from Quad/Graphics Corporate Communications upon request to Claire Ho, at 414-566-2955 or cho@qg.com, or from LSC Communications Investor Relations, Janet Halpin, at investor.relations@lsccom.com or 773-272-9275.

Participants in Solicitation

        Quad/Graphics, LSC Communications and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction under the rules of the SEC. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed transaction will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about Quad/Graphics's directors and executive officers in its Annual Report for the year ended December 31, 2017 on Form 10-K filed with the SEC on February 21, 2018 and the definitive proxy statement relating to its 2018 Annual Meeting of Shareholders filed with the SEC on April 4, 2018. You can find information about LSC Communication's directors and executive officers in its Annual Report for the year ended December 31, 2017 on Form 10-K filed with the SEC on February 22, 2018 and the definitive proxy statement relating to its 2018 Annual Meeting of Shareholders filed with the SEC on April 10, 2018. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

        This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. This communication is not a solicitation of a proxy from any investor or shareholder.

Item 9.01.    Financial Statements and Exhibits.

  (a)
  Not applicable.

  (b)
  Not applicable.

  (c)
  Not applicable.

  (d)
  Exhibits.    The exhibits listed in the exhibit index below are being filed herewith:

EXHIBIT INDEX

Exhibit Number
(2)	Agreement and Plan of Merger, dated as of October 30, 2018, by and among Quad/Graphics, Inc., LSC Communications, Inc. and QLC Merger Sub, Inc.*

(99)	Voting and Support Agreement, dated as of October 30, 2018, by and among LSC Communications, Inc. and the trustees under the Amended and Restated Voting Trust Agreement, dated as of June 25, 2010.

*
The disclosure schedules and similar attachments to this agreement are not being filed herewith. The registrant agrees to furnish supplementally a copy of any such schedules or attachments to the Securities and Exchange Commission upon request.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2018

QUAD/GRAPHICS, INC.
By:	/s/ JENNIFER J. KENT Jennifer J. Kent Executive Vice President of Administration, General Counsel and Secretary

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  Item 1.01 . Entry into a Material Definitive Agreement .
  Item 9.01 . Financial Statements and Exhibits .
EXHIBIT INDEX
SIGNATURES